UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2004

AMYLIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9360 Towne Centre Drive, Suite 110 San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 552-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.  The information contained in this Current Report and the exhibits attached hereto shall be incorporated by reference into any registration statement or other document filed with the Commission.

On November 2, 2004, Amylin Pharmaceuticals, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004.  A copy of this press release is attached as Exhibit 99.1.

Item 8.01 Other Events.

On November 2, 2004, Amylin issued a press release announcing that exenatide LAR (long acting release) data support initiation of a phase 2 multi-dose study in 2005.  A copy of this press release is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1        Press release issued by Amylin on November 2, 2004.

99.2        Press release issued by Amylin on November 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: November 2, 2004	By:	/S/ LLOYD A. ROWLAND
Lloyd A. Rowland
Vice President, Legal, Secretary and General Counsel

Exhibit Index

Exhibit No.

99.1	Press release issued by Amylin on November 2, 2004.

99.2	Press release issued by Amylin on November 2, 2004.